UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 15, 2006
(Date of Earliest Event Reported)
KNOVA Software, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-30277	25-1647861
(Commission File Number)	(I.R.S. Employer Identification No.)
10201 Torre Avenue, Suite 350, Cupertino, CA, 95014
(Address of principal executive offices)
Registrant’s telephone number, including area code: (408) 863-5800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
Exhibit Index
EXHIBIT 2.1
EXHIBIT 99.1

Section 1 Registrant’s Business and Operations
Item 1.01. Entry Into a Material Definitive Agreement.
On December 15, 2006, KNOVA Software, Inc. (the “Company”), a provider of customer relationship management software applications, entered into an Agreement and Plan of Merger, dated as of December 15, 2006 (the “Merger Agreement”), by and among the Company, M2M Holdings, Inc., a Delaware corporation (“M2M”), and Magic Software Acquisition Corp., a Delaware corporation and wholly owned subsidiary of M2M (“M2M MergerCo”). M2M is the parent of Made2Manage Systems, Inc., a provider of comprehensive enterprise software for small and midsize manufacturers and distributors.
Pursuant to and subject to the terms and conditions of the Merger Agreement, at the effective time of the merger (the “Merger”), M2M MergerCo will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of M2M. Each issued and outstanding share of common stock, par value $0.01 per share, of the Company (the “Shares”) (other than any Shares cancelled pursuant to the Merger Agreement and any Shares owned by any stockholders who are entitled to and who properly exercise appraisal rights under the Delaware General Corporation Law) shall be cancelled and shall be converted into the right to receive $5.00 in cash, without interest.
The Company made customary representations, warranties and covenants in the Merger Agreement. The Merger is conditioned upon, among other things, the approval and adoption of the Merger Agreement by a majority of the stockholders of the Company and other customary closing conditions.
The Company is subject to a “no-shop” restriction on its ability to solicit third-party proposals, provide information and engage in discussions with third parties. The Company may provide information and participate in discussions with any third party that has made a bona fide written acquisition proposal, as defined in the Merger Agreement, that the Board of Directors reasonably believes will lead to a superior proposal, as defined in the Merger Agreement. Further, the no-shop provision is subject to a “fiduciary-out” provision that allows the Board of Directors to change its recommendation to the stockholders other than in connection with an acquisition proposal, if the Board of Directors determines in good faith by a majority vote, after considering advice from outside legal counsel, that it is required to do so in order to comply with its fiduciary duties under applicable law.
The Company may terminate the Merger Agreement under certain circumstances, including if its Board of Directors changes its recommendation to the stockholders as required by its fiduciary duties under applicable law in response to a superior proposal and otherwise complies with certain terms of the Merger Agreement. In connection with certain termination events, the Company has agreed to pay M2M a fee of $2,361,791.00 (less expenses paid) and/or reimbursement of M2M’s and its affiliates’ expenses of up to $500,000.00 in the aggregate.
Concurrent with the execution of the Merger Agreement, and as a condition and inducement to M2M’s and M2M MergerCo’s willingness to enter into the Merger Agreement, M2M and certain stockholders of the Company, who hold in aggregate approximately 41% of the outstanding capital stock of the Company, entered into a Voting Agreement (the “Voting Agreement”). Pursuant to the Voting Agreement, the certain stockholders of the Company signatory thereto have agreed that, during the time the Voting Agreement is in effect, each such stockholder will vote all of its Shares in favor of the approval and the adoption of the Merger Agreement and against any other acquisition proposal, among other things.
The Voting Agreement and such certain stockholders’ of the Company voting obligations thereunder will terminate upon the earliest to occur of the effective time of the Merger, or the termination of the Merger Agreement in accordance with its terms.
Further, each such certain stockholder has agreed that during the time the Voting Agreement is in effect, it will not, nor will it knowingly authorize or permit any of its employees, agents and representatives, to, directly or indirectly, initiate, solicit or encourage any inquiries or the making of any acquisition proposal as defined by the Merger Agreement, enter into any agreement with respect to any acquisition proposal, or participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any acquisition proposal.

The foregoing descriptions of the Merger Agreement and the Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the Voting Agreement, which are filed as exhibits hereto and are incorporated herein by reference.
Cautionary Statements: The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, M2M or M2M MergerCo or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Important Additional Information Will Be Filed with the SEC
In connection with the proposed Merger, the Company intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”), and will furnish to stockholders of the Company, such proxy statement. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED MERGER, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.
After filing with the SEC, the proxy statement and other relevant materials, and any other documents filed by the Company, may be obtained (when available) free of charge at the SEC’s website at www.sec.gov or at the Company’s website at www.knova.com/about/ir.html. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
The Company and certain of its directors, executive officers and other members of its management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders in connection with the proposed Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in the Company’s proxy statements and Annual Reports on Form 10-K (including any amendments thereto), previously filed with the SEC, and in the proxy statement relating to the Merger when it becomes available.
Forward-Looking Statements: This filing contains forward-looking statements, including statements about the potential benefits of the proposed acquisition to the Company’s stockholders, customers, partners and employees and about the expected closing of the proposed acquisition. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. The risks and uncertainties include, but are not limited to, risks related to the transaction not being consummated or not being consummated within the expected time frame, and risks that the expected benefits of the proposed acquisition are not realized. These risks and other risks will be described in the proxy statement relating to the Merger, and other risks are described in the Company’s Securities and Exchange Commission filings. Any forward-looking statements are based on information available to the Company today and the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.

Section 9 Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
      (d) Exhibits

Exhibit No.	Description of Document

2.1	Agreement and Plan of Merger, dated as of December 15, 2006, by and among KNOVA Software, Inc., M2M Holdings, Inc. and Magic Software Acquisition Corp.(1)

99.1	Voting Agreement, dated as of December 15, 2006, by and among M2M Holdings, Inc. and the certain KNOVA Software, Inc. stockholders signatory thereto.(1)

(1)	Certain schedules and exhibits have been omitted and the Company agrees to furnish to the Securities and Exchange Commission supplementally a copy of any omitted schedules or exhibits upon request.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOVA SOFTWARE, INC.
Dated: December 19, 2006	By:	/s/ THOMAS MUISE
Thomas Muise
Principal Financial Officer

Exhibit Index

Exhibit No.	Description of Document

2.1	Agreement and Plan of Merger, dated as of December 15, 2006, by and among KNOVA Software, Inc., M2M Holdings, Inc. and Magic Software Acquisition Corp.(1)

99.1	Voting Agreement, dated as of December 15, 2006, by and among M2M Holdings, Inc. and the certain KNOVA Software, Inc. stockholders signatory thereto.(1)

(1)	Certain schedules and exhibits have been omitted and the Company agrees to furnish to the Securities and Exchange Commission supplementally a copy of any omitted schedules or exhibits upon request.